Expenses by nature	12 Months Ended
Dec. 31, 2021
Analysis of income and expense [abstract]
Expenses by nature	perating expense
The following table provides the consolidated statement of operation classification of our total operating expense:

		Year Ended December 31,
(in KUSD)	Note	2021	2020	2019
COGS		1,393	—	—

R&D
External costs (1)		91,875	97,768	82,621
Employee expenses (2)	10	66,127	44,264	24,916
R&D expense		158,002	142,032	107,537

S&M
External costs (3)		28,817	11,887	—
Employee expenses (2)	10	35,963	10,214	—
S&M expense		64,780	22,101	—

G&A
External costs (1)		21,486	13,637	9,067
Employee expenses (2)	10	49,976	41,493	5,135
G&A expense		71,462	55,130	14,202
Total operating expense		295,637	219,263	121,739
(1) Includes depreciation expense
(2) Includes share-based compensation expense
(3) Includes depreciation expense for PP&E for the year ended December 31, 2021. All other depreciation expense was not material for the year ended December 31, 2021. Depreciation expense was not material for year ended December 31, 2020.
R&D expenses increased in the year ended December 31, 2021 as the Company invested in medical programs to expand the potential market opportunities for ZYNLONTA in earlier lines of therapies and new histologies, advance Cami to support BLA submission, and build its pipeline. As a result of these initiatives, employee expense increased due to increased headcount and higher share-based compensation expense. External costs increased primarily due to the advancement of our clinical trials associated with ZYNLONTA. CMC expenses increased in advance of the launch of ZYNLONTA and advancement of ADCT-601 clinical activities. As a result of FDA approval of ZYNLONTA, the Company reversed USD 8.1 million of previously recorded impairment charges during the year ended December 31, 2021 relating to inventory costs associated with the manufacture of ZYNLONTA that were historically recorded as R&D expenses. The amount of the impairment reversal may increase in future periods based on future enhancements that may extend the shelf life of the components used to manufacture ZYNLONTA and/or of the ultimate drug product. See note 3, “Significant accounting policies” for further information.
R&D expenses increased in the year ended December 31, 2020 due to higher employee expenses related to an increased number of employees as the Company continued to advance clinical trials associated with the Company’s lead product candidates, which also contributed to an increase in share-based compensation expense. External costs increased primarily due to the advancement of the Company’s clinical trials associated with its lead product candidates. In addition, the Company recorded a charge for a milestone payment of USD 5.0 million associated with a collaboration agreement that was achieved during December 2020.
S&M expenses for the year ended December 31, 2021 primarily related to the recruitment of commercial employees for the commercial launch of ZYNLONTA. External costs increased as a result of higher professional fees for the launch of ZYNLONTA. S&M expenses in the year ended December 31, 2020 related to the build-out of the commercial organization as the Company prepared for the launch of ZYNLONTA in 2021. During the year ended December 31, 2019, the Company incurred KUSD 158 of S&M expense that was classified within G&A expense. This amount was not reclassified as the amount was not material.
G&A expenses increased in the year ended December 31, 2021 due to higher employee expense as a result of increased share-based compensation expense. External costs also increased primarily as a result of higher professional fees associated with being a public company. The increase in G&A expense in the year ended December 31, 2020 was primarily due to increased share-based compensation expense and to a lesser extent, increased costs associated with being a public company.